Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Veeco Instruments Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Shubham Maheshwari, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)         The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ SHUBHAM MAHESHWARI
Shubham Maheshwari
Executive Vice President and Chief Financial Officer
Veeco Instruments Inc.
May 4, 2017

A signed original of this written statement required by Section 906 has been provided to Veeco Instruments Inc. and will be retained by Veeco Instruments Inc. and furnished to the Securities and Exchange Commission or its staff upon request.